UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2020 (August 13, 2020)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

On April 8, 2020, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) adopted an amended and restated Capital Plan (“Plan”). The Bank’s Plan defines the rights of the holders of the Bank’s Capital Stock.
Pursuant to the regulations of the Federal Housing Finance Agency (“Finance Agency”), we may not implement any amendment to the Plan without Finance Agency approval. On July 29, 2020, we received notice from the Finance Agency of its approval of the Plan.
The Plan will become effective on September 26, 2020 (“Effective Date”).
The Plan incorporates several substantive changes, including:

•
The Plan provides for the issuance of Class B Stock based upon the greater of a percentage of a member’s Total Assets (its Membership Stock Requirement) or its Activity-based Stock Requirement, with a revised minimum investment of $7,500. Subseries B-1 Stock will be used to satisfy a member’s Membership Stock Requirement, while Subseries B-2 Stock will be used to satisfy a member’s Activity-based Stock Requirement. In the Board’s discretion, dividends may be paid at a higher rate on Subseries B-2 Stock than on Subseries B-1 Stock. Class B Stock is redeemable upon five years’ prior written notice, subject to certain limitations.

•
The Plan changes the formula for calculating the Membership Stock Requirement, by utilizing a percentage of a member’s Total Assets rather than a percentage of Total Mortgage Assets (as provided in our current capital plan). The Total Assets percentage is established by the Board within a range of 0.01% to 0.5%, and the Membership Stock Requirement is subject to a maximum amount established by the Board within the range of $5,000,000 to $35,000,000. For institutions that became members of the Bank before the Effective Date, this formula change will occur on or about April 1, 2021 (the “First Recalculation Date”).

•
The Activity-based Stock Requirement is calculated as a percentage of the underlying activity and does not have a minimum or maximum dollar amount. The ranges for each type of Activity-based Asset are: (a) Credit Products: (i) Advances - 1.0% - 6.0%, (ii) Lines of Credit - 1.0% - 6.0%, and (iii) Standby Letters of Credit - 0.1% - 6.0%; (b) Derivative Contracts - 1.0% - 6.0%; and (c) Acquired Member Assets - 0.0% - 6.0%. The applicable percentage within each range is established and may be adjusted by the Board. These ranges are unchanged from our current capital plan.

•
The Plan permits the Board to authorize the issuance of Class A Stock, which may be purchased to satisfy a member’s Activity-based Stock Requirement to the extent such requirement exceeds the member’s Class B Stock holdings, subject to certain limitations. In the Board’s discretion, dividends may be paid at a higher rate on Class A Stock than on Subseries B-1 Stock. Class A Stock is redeemable upon six months’ prior written notice. We do not currently plan to authorize the issuance of Class A Stock as of the Effective Date but may do so at one or more later dates.

•
The Plan authorizes the Board of Directors to grant members the option to elect an Activity-based Stock Requirement for their sales of Acquired Member Assets to the Bank, subject to certain limitations. The Board has directed implementation of this program, within identified parameters, as of the Effective Date.

•
The Plan permits the Board to establish terms and conditions under which holders of Class B Excess Stock or Class A Excess Stock may convert shares of such stock to Class A Stock or Class B Stock, respectively. We do not currently plan to authorize such conversions as of the Effective Date but may do so at one or more later dates.

•
The Plan provides that the Bank shall repurchase excess stock if the Bank’s regulatory capital ratio as of the last day of any month exceeds, by at least twenty-five basis points, a specific ratio that the Board shall have established. Excess stock may be repurchased under these circumstances only to the extent required to reduce the Bank’s regulatory capital ratio to the specified level.

The foregoing description of modifications contained in the amended and restated Plan is qualified in its entirety by reference to the Plan, a copy of which is attached to this filing as Exhibit 4.1 and incorporated by reference herein. Also attached to this filing as Exhibit 99.1 and incorporated by reference herein is a communication to our members regarding the amendments to the Plan.
Capitalized terms used but not defined in this Current Report shall have the meanings ascribed to them in the Plan.

Item 9.01 Exhibits

A copy of the Federal Home Loan Bank of Indianapolis Capital Plan, as amended and restated as of April 8, 2020 and effective as of September 26, 2020 is attached as Exhibit 4.1 and incorporated by reference in this Report.
A copy of the Bank’s communication to members dated August 17, 2020 is attached as Exhibit 99.1 and incorporated by reference in this Report.

Safe Harbor Statement
This document may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events, or performance. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or the negative of these terms or comparable terminology. Any forward-looking statement contained in this document reflects our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.
Any forward-looking statement contained in this document speaks only as of the date on which it was made. We undertake no obligation to publicly update any forward-looking statement, whether because of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2020

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Capital Plan of the Federal Home Loan Bank of Indianapolis
99.1	Communication to Members of the Federal Home Loan Bank of Indianapolis dated August 17, 2020